EXHIBIT 99.1




                                                              FRANK'S NURSERY & CRAFTS, INC.
                                                            VALUATION AND QUALIFYING ACCOUNTS
                                                            FISCAL YEAR ENDED JANUARY 25, 1998
                                                                      (In thousands)


                                                                        Additions
                                                            ---------------------------------
                                               Balance,         Charged           Charged                          Balance,
                                              Beginning         to Costs         to Other                             End
                                               of Year        and Expenses       Accounts         Deductions        of Year
                                           --------------   ---------------  ----------------  ---------------  --------------

Inventory valuation reserve:                    $  -0-                            $4,171(1)                         $ 4,171

Provision for store closing reserve:
   Current                                       1,132           $1,500            1,000(4)         $2,588(2)         1,044
   Noncurrent                                    1,000            5,177            5,388(1)          1,000(3)        10,565

(1)  Additions to Goodwill resulting from the Acquisition.
(2)  Represents payments of liabilities.
(3)  Reclassification to current portion of reserve.
(4)  Reclassification from noncurrent portion of reserve.

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
                                                              FRANK'S NURSERY & CRAFTS, INC.
                                                            VALUATION AND QUALIFYING ACCOUNTS
                                                            FISCAL YEAR ENDED JANUARY 26, 1997
                                                                      (In thousands)


                                                                        Additions
                                                            ---------------------------------
                                               Balance,         Charged           Charged                          Balance,
                                              Beginning         to Costs         to Other                             End
                                               of Year        and Expenses       Accounts         Deductions        of Year
                                           ---------------  ---------------  ----------------  ---------------  --------------

Provision for store closing reserve:
   Current                                      $3,346                                              $2,212          $1,132
   Noncurrent                                    1,000                                                               1,000

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